Vanguard® Consumer Staples Index Fund
Schedule of Investments (unaudited)
As of May 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.9%)
Beverages (24.5%)
	Coca-Cola Co.	11,540,849	731,459
	PepsiCo Inc.	3,836,393	643,555
	Constellation Brands Inc. Class A	534,554	131,217
*	Monster Beverage Corp.	1,299,927	115,849
	Keurig Dr Pepper Inc.	2,326,290	80,815
	Brown-Forman Corp. Class B	1,036,048	68,503
	Molson Coors Beverage Co. Class B	693,267	38,712
	Coca-Cola Consolidated Inc.	29,651	16,752
*	Boston Beer Co. Inc. Class A	42,127	14,968
*	Celsius Holdings Inc.	198,213	13,298
	MGP Ingredients Inc.	115,714	11,208
	National Beverage Corp.	202,814	10,066
*	Duckhorn Portfolio Inc.	354,864	6,973
*	Vintage Wine Estates Inc.	379,120	3,382
			1,886,757
Food & Staples Retailing (21.9%)
	Costco Wholesale Corp.	1,204,684	561,648
	Walmart Inc.	4,127,323	530,898
	Sysco Corp.	1,647,183	138,660
	Kroger Co.	2,291,360	121,373
	Walgreens Boots Alliance Inc.	2,426,372	106,348
*	BJ's Wholesale Club Holdings Inc.	534,107	30,909
	Casey's General Stores Inc.	144,678	30,316
*	US Foods Holding Corp	808,719	26,785
*	Performance Food Group Co.	608,016	26,351
*	Grocery Outlet Holding Corp.	474,795	18,161
*	Sprouts Farmers Market Inc.	570,570	15,457
*	United Natural Foods Inc.	354,260	15,024
	PriceSmart Inc.	155,063	12,193
	SpartanNash Co.	325,027	11,184
	Ingles Markets Inc. Class A	125,141	11,145
	Weis Markets Inc.	144,627	10,633
*	Chefs' Warehouse Inc.	289,939	10,359
	Andersons Inc.	268,088	10,083
	Albertsons Cos. Inc. Class A	16,056	490
			1,688,017
Food Products (20.4%)
	Mondelez International Inc. Class A	4,378,322	278,286
	Archer-Daniels-Midland Co.	1,810,113	164,394
	General Mills Inc.	1,956,436	136,657
	Hershey Co.	481,555	101,950
	Tyson Foods Inc. Class A	974,060	87,286

		Shares	Market Value ($000)
	Kraft Heinz Co.	2,222,052	84,060
	McCormick & Co. Inc.	823,278	76,334
	Kellogg Co.	873,829	60,941
	Conagra Brands Inc.	1,676,625	55,144
	Hormel Foods Corp.	1,036,775	50,460
	Bunge Ltd.	412,737	48,835
	J M Smucker Co.	377,440	47,320
*	Darling Ingredients Inc.	585,965	46,918
	Lamb Weston Holdings Inc.	532,806	36,007
	Campbell Soup Co.	732,571	35,098
	Ingredion Inc.	268,183	25,394
	Flowers Foods Inc.	823,334	22,724
	Sanderson Farms Inc.	99,112	19,773
*	Post Holdings Inc.	234,535	19,286
*	Simply Good Foods Co.	418,781	16,735
*	Hostess Brands Inc. Class A	723,040	15,365
*	Freshpet Inc.	205,624	14,799
*	TreeHouse Foods Inc.	314,728	12,942
	Cal-Maine Foods Inc.	255,460	12,193
*	Hain Celestial Group Inc.	445,875	11,749
*	Pilgrim's Pride Corp.	351,772	11,721
	Lancaster Colony Corp.	94,860	11,563
	J & J Snack Foods Corp.	83,528	10,710
[1]	B&G Foods Inc.	383,914	8,680
	Fresh Del Monte Produce Inc.	308,264	7,873
	Utz Brands Inc.	559,355	7,831
	John B Sanfilippo & Son Inc.	98,542	7,527
*,1	Beyond Meat Inc.	270,163	7,146
	Tootsie Roll Industries Inc.	199,781	6,607
	Calavo Growers Inc.	190,233	6,477
*,1	Tattooed Chef Inc.	505,259	3,658
*	Mission Produce Inc.	174,509	2,333
*	Vital Farms Inc.	198,920	1,969
*	Vita Coco Co. Inc.	42,926	526
*	Sovos Brands Inc.	32,568	460
*	Benson Hill Inc.	127,853	442
			1,576,173
Household Products (20.4%)
	Procter & Gamble Co.	6,892,079	1,019,201
	Colgate-Palmolive Co.	2,545,494	200,610
	Kimberly-Clark Corp.	1,089,280	144,896
	Church & Dwight Co. Inc.	825,005	74,300
	Clorox Co.	419,201	60,935
	Spectrum Brands Holdings Inc.	207,129	18,173
	WD-40 Co.	71,449	13,489
*	Central Garden & Pet Co. Class A	290,140	12,282
	Reynolds Consumer Products Inc.	387,928	10,559
	Energizer Holdings Inc.	348,023	10,437
*	Central Garden & Pet Co.	118,303	5,345
			1,570,227
Personal Products (3.8%)
	Estee Lauder Cos. Inc. Class A	729,636	185,802
*	BellRing Brands Inc.	634,306	16,587
	Medifast Inc.	74,591	12,438
	Nu Skin Enterprises Inc. Class A	254,333	11,865
*	Coty Inc. Class A	1,605,180	11,381
	Edgewell Personal Care Co.	311,358	11,333

		Shares	Market Value ($000)
	Inter Parfums Inc.	151,372	11,171
*	Herbalife Nutrition Ltd.	466,644	10,168
*	Beauty Health Co.	697,314	9,951
*	elf Beauty Inc.	350,446	9,329
*	USANA Health Sciences Inc.	99,049	6,966
			296,991
Tobacco (8.9%)
	Philip Morris International Inc.	3,271,970	347,647
	Altria Group Inc.	5,717,819	309,277
	Universal Corp.	180,682	11,506
	Vector Group Ltd.	888,084	10,932
	Turning Point Brands Inc.	174,214	5,094
			684,456
Total Common Stocks (Cost $6,780,487)			7,702,621
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.854% (Cost $24,552)	245,554	24,553
Total Investments (100.2%) (Cost $6,805,039)			7,727,174
Other Assets and Liabilities—Net (-0.2%)			(12,555)
Net Assets (100.0%)			7,714,619
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,325,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $15,871,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bunge Ltd.	8/31/22	BANA	10,057	(0.320)	42	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,702,621	—	—	7,702,621
Temporary Cash Investments	24,553	—	—	24,553
Total	7,727,174	—	—	7,727,174
Derivative Financial Instruments
Assets
Swap Contracts	—	42	—	42